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                                                                  Exhibit (g)(6)

                           THIS REINSURANCE AGREEMENT

                                 is made between

                          [name of reinsurance company]
                   of [city and state of reinsurance company]

                  (hereinafter referred to as "the Reinsurer")

                                       and

                     IDS LIFE INSURANCE COMPANY OF NEW YORK
                   of 14 Computer Drive West, Albany, NY 12205
                   (hereinafter referred to as "the Company")

                    The following Articles, qualified by the
                      Exhibits of the Agreement, will form
                           the basis of the Agreement.

           This Agreement may be referred to as Agreement No. BA052-86


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                                TABLE OF CONTENTS

                                    ARTICLES

I            Business Covered - Forms and Manuals - Underwriting and Issue Rules
II           Amounts of Coverage - Facultative Coverage
III          Plan of Reinsurance - Reinsurance Premiums - Conversions
IV           Mode of Cession - Papers for Automatic Cessions - Data Notification
V            Premium Accounting
VI           Liability - Conditional or Interim Receipt Liability - Amount and Duration - Currency - Taxes and
             Expenses
VII          Policy Changes - Lapses - Reinstatements - Minimum Cession - Unearned Premium
VIII         Increase in Retention - Recapture
IX           Claims
X            Oversights - Arbitration
XI           Insolvency
XII          Alterations to Agreement - Parties to Agreement - Inspection of Records
XIII         Duration of Agreement - Severability - Benefit - Construction

                                    EXHIBITS

A-I          Business Covered
A-II         Underwriting Forms and Issue Rules
B            Application for Reinsurance
C            Premium Rates and General Terms, Administration Instructions
D            The Ceding Company's Retention Limits
E            The Reinsurer's Automatic Acceptance Limits
F            Reinsurance Listing
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
                                                                    ARTICLE I
Business Covered               This Agreement  applies to all insurance  policies and  supplementary  benefits and riders attached  thereto,  set out in Exhibit A-1 which are accepted by the Company in  accordance  with the  underwriting  evidence and issue rules set out in Exhibit
                               A-II.  These  policies,  benefits and riders will be at the rates shown in the rate manual and will provide the  coverages  shown in the policy  forms  supplied to the
                               Reinsurer and in force at the date of this Agreement.

                               The Company  agrees to cede to the  Reinsurer  and the  Reinsurer  agrees to accept automatically,  in  accordance  with the terms of this  Agreement,  amounts  of the above life  insurance  and  benefits  that  exceed  the  Company's  retention.  The
                               Company's retention limits are set out in Exhibit D.

                               The  amounts  retained  by the Company on the  business  covered by this  Agreement shall  not be  reinsured  by  the  Company  on any  basis  whatsoever  without  the agreement of the Reinsurer.

                               Reinsurances  accepted  by the  Company  shall  not be  included  hereunder  unless mutually agreed otherwise by the Company and the Reinsurer.

Forms and Manuals              The Company  agrees to file with the  Reinsurer,  copies of all  appropriate  policy forms, rate manuals, retention schedules,  application forms, receipts, underwriting questionnaires (e.g. financial,  smokers, etc.),  authorization forms for release of medical  information and other related  material.  If new material is published,  or changes made in the material  already filed,  the Company agrees to promptly provide the Reinsurer with copies of such material.
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
                               The  Company  hereby  declares  that its forms are in accord  with  current  M.I.B.
                               regulations.

Underwriting  and  Issue       The Company  hereby  declares and agrees that all  policies  and  benefits  covered
Rules                          under  this  Agreement  shall be issued in  accordance  with the  Company's  normal underwriting  rules for each such policy and/or  benefit and which are in effect at the  commencement  date of this  Agreement.  These  rules  shall be provided to the
                               Reinsurer  on request  and any  material  change in these rules shall be subject to the approval of the  Reinsurer  before being applied to policies and benefits to be covered by this Agreement.
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
                                                                   ARTICLE II
Amounts of Coverage            Except as provided below for  facultative  coverage,  whenever the Company  retains its full retention (as at the time of  underwriting)  on any one life,  taking into account the age and mortality  classification of the life insured in question,  the
                               Company shall cede to the  Reinsurer  all the excess up to the limits  specified in
                               Exhibit E. The Reinsurer agrees to accept such business automatically.

                               It is  understood  that the  amount  retained  by the  Company  shall  include  its retention under any previous issues.

Facultative Coverage           If the Company  receives an application  that meets any of the criteria below,  the reinsurance shall be on a facultative basis:

                               (a)    applications for amounts in excess of the Company's retention and the
                                      Reinsurer's automatic coverage;

                               (b)    applications on any one life if the total of the new reinsurance and the amount already reinsured on that life under this Agreement and all other
                                      Agreements with the Reinsurer exceeds the automatic acceptance limits set out in Exhibit E;

                               (c)    applications on lives under which the Company intends to retain none of the risk or less than its appropriate retention for the age and rating;
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
                               (d)    applications on any one life if the total of the application and all amounts currently applied for, together with the amount already in force on that one life exceeds the jumbo limit set out in Exhibit E;

                               (e)    applications on any life, if that life has been offered on a facultative basis to the Reinsurer or any other reinsurer.

                               Any  application  for a  policy  on a plan  shown  in  Exhibit  A-1  may be  offered facultatively.

                               The  relevant  terms  and  conditions  of  this  Agreement   shall  apply  to  those
                               facultative applications that are accepted by the Reinsurer.
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                                      -6-

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
                                                                   ARTICLE III
Plan of Reinsurance            Reinsurance  under this Agreement shall be on a Yearly Renewable Term basis for the net amount at risk on that portion of the Company's  policy which is reinsured with the  Reinsurer.  The net amount at risk shall be the  difference  between the gross amount of  reinsurance  and the cash values of the Company  applicable  to the face amount  reinsured and subject to the "ten year level  decrement"  (if  appropriate)
                               method of  approximation.  However,  commuted  values may be used,  if  applicable,
                               (e.g. in the case of F.I.B.  plans) to determine the net amount at risk.  Where the original  policy is issued on a term plan for [number]  years or less,  reinsurance shall be for the gross amount, and cash values shall be disregarded.

                               Reinsurance  of  Waiver  of  Premium  and  Accidental  Death  Benefits  shall be in accordance with the Company's original forms.

Reinsurance Premiums           The premiums to be paid to the  Reinsurer by the Company for  reinsurance  shall be in accordance with the terms set out in Exhibit C, attached hereto.

                               The  premium for each  policy  year shall be the  product of the  appropriate  rate based on the  issue age and  duration  from  issue and the  amount at risk for that year, together with any policy fee payable.

Conversions                    In the event of the conversion of a policy reinsured hereunder,  the policy arising from the  conversion  shall be  reinsured  with the  Reinsurer.  The  amount  to be reinsured  shall be  determined  on the same basis as used for the original  policy
                               (e.g.  excess of retention,  quota share) but shall not exceed the amount reinsured as at
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
                               the date of the  conversion  unless  mutually  agreed  otherwise.  If the  contract arising from a conversion is on a plan that is reinsured on a YRT basis,  or is not covered by any reinsurance  agreement with the Reinsurer,  reinsurance will be on a
                               YRT  basis on the  rates  set out in  Exhibit  C. The  appropriate  YRT rate at the attained  age and  duration of the  original  policy  would be used  unless  stated
                               otherwise in Exhibit C. If the contract  arising from the  conversion  is on a plan reinsured on a coinsurance  basis with the Reinsurer,  the  appropriate  premium at the  attained  age would be used and the policy year for the purpose of  commission rates  would  be  based on the  duration  of the  original  policy,  unless  stated
                               otherwise in Exhibit C.
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                                      -8-

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
                                                                   ARTICLE IV
Mode of Cession                Automatic Cessions

                               For all  automatic  cessions the Company  shall advise the  Reinsurer in the manner described in Exhibit F.

                               Facultative Cessions

                               The Company may apply for  reinsurance by mailing to the  Reinsurer,  copies of all
                               pertinent  papers,   including  the  original  application,   medical  examination,
                               inspection reports,  physician's statements,  urinalyses, and all other information which the Company may have relating to the  insurability  of the risk along with an
                               Application  for  reinsurance,  a sample of which is  attached  as  Exhibit  B. The
                               Company shall indicate on the application  that the cession is to be processed on a self-administered (bulk) basis.

                               After consideration of the reinsurance  application and papers, the Reinsurer shall promptly  inform the  Company of its  underwriting  decision.  If the  underwriting decision is  acceptable  to the Company and the  Company's  policy is  subsequently placed in force in  accordance  with the  placement  rules set out in Exhibit A-II, the Company shall notify the  Reinsurer in  accordance  with the method agreed with the Reinsurer.  The Company shall indicate that the cession is to be processed on a self-administered (bulk) basis.

                               If any  application  to the Reinsurer is not to be placed with the  Reinsurer,  the
                               Company  shall  advise  the  Reinsurer  in  writing   (indicating  the  reason  for
                               non-placement) so that the Reinsurer can complete its records.
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
Papers For Automatic           Copies of the medical and other papers shall be sent for automatic  reinsurance  of
Cessions                       any life at the request of the Reinsurer.

Data Notification              For all business  reinsured  under this  Agreement,  the Company  shall provide the
                               Reinsurer with the Reports in the manner as set out in Exhibit F.
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                                      -10-

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
                                                                    ARTICLE V
 Premium Accounting            The Company  undertakes to send to the Reinsurer  during each accounting  period an account as set out in Exhibit F showing all first year and renewal  premiums  which became  due  during the  previous  accounting  period.  Also  included  will be any adjustments made necessary by changes in reinsurance  effective during the previous month, or changes due to any agreed errors on a previous account.

                               The balance due shall then become  payable.  If the balance so calculated is due to the  Reinsurer,  the Company  shall  forward a remittance  in  settlement  with the account.  If the  balance is due to the  Company,  the  Reinsurer  shall  forward a remittance in settlement within fifteen (15) days of receipt of the account.
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
                                                                   ARTICLE VI
Liability                      The  Reinsurer  shall  indemnify  the  Company  for  the  amount  of the  Company's contractual  insurance  reinsured  hereunder.  The liability of the Reinsurer shall commence  simultaneously  with  that of the  Company  for all  cessions  ceded  and accepted by the  Reinsurer  in  accordance  with the terms of this  Agreement.  If, however, a case is offered  facultatively to any other reinsurer,  the liability of the  Reinsurer  shall  commence  when the  Reinsurer  has  received  notice in such written form as agreed to by the  Reinsurer,  that the  Reinsurer's  offer has been accepted,  provided  that in no case  will the  Reinsurer's  offer be  deemed to be still open after  sixty (60) days have  elapsed  from the date of the final  offer, unless the  Reinsurer  explicitly  states in writing that the offer is extended for some further period of time.

                               The  Reinsurer  may  assume  liability  for  claims  arising  prior  to the time of notification  if it is shown to the  satisfaction  of the Reinsurer that the policy would have been reinsured with the Reinsurer.

Conditional  or  Interim       For  claims  admitted  by the  Reinsurer  that have  arisen  under the  conditional
Receipt Liability              receipt or interim  receipt  coverage (a copy of which is set out in Exhibit A-II), the liability of the Reinsurer under no circumstances shall exceed the lesser of:

                               (a)    [dollar amount] or

                               (b)    the automatic acceptance limits or

                               (c)    the difference  calculated by taking the amount of insurance  provided by the conditional  receipt or interim receipt and subtracting the Company's maximum retention had the life in question been
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
                                      underwritten  as standard.  The  Company's  retention  shall  include any net amounts retained then by the Company in respect of the life.

Amount and Duration            The liability of the Reinsurer for all cessions  under this  Agreement  shall cease at the same time as the  liability  of the Company  ceases and shall not exceed the
                               Company's contractual  liability under the terms of its policies.  The Reinsurer is not  liable for  extracontractual  damages,  such as  punitive  damages,  bad faith damages or other  damages which may arise from the acts or omissions of the Company in its conduct with its own insured,  policyowner,  beneficiary  or assignee of the policy or others.

                               Notwithstanding  the foregoing,  the Reinsurer at its option,  on fifteen (15) days notice to the Company in writing,  may terminate its liability for any reinsurances for which the reinsurance  premiums have not been paid within sixty (60) days after billing.

Currency                       All cessions  under this  Agreement  shall be effected in the same  currency as the original policy and the premiums and liabilities  shall be expressed and payable in that currency.

Taxes and Expenses             Apart from any taxes, allowances,  commissions,  refunds, and expenses specifically referred to elsewhere  in this  Agreement,  no  commissions,  allowances,  taxes or proportion  of any expense shall be paid by the Reinsurer to the Company in respect of any cession.
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                                      -13-

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
                                                                   ARTICLE VII
Policy Changes                 Changes to policies  reinsured  under this  Agreement  shall be made in  accordance with the provisions set out below.

                               If the change affects the plan, the amount of  reinsurance,  premiums or commissions under the  cession,  the  Company  shall  inform  the  Reinsurer  in the  subsequent
                               Reinsurance Report as set out in Exhibit F.

                               Plan Changes

                               (i)    Automatic Cessions:

                                      Whenever the plan of insurance  on any policy  reinsured  hereunder is being changed,  including internal replacements,  and the Company is not obtaining
                                      evidence  in  accordance   with  the  Company's   full  new  business  issue
                                      underwriting  rules,  the  reinsurance  shall  remain  in  effect  with  the
                                      Reinsurer on the following basis:

                                      (a)   the  reinsurance  rates  and the  durations  shall  be  based on those applicable to the original cession;

                                      (b)   the  reinsurance  amount at risk shall be determined  according to the terms  of this  Agreement  but in no  event  shall  be more  than  the original cession at the time of the change in plan.

                               (ii)   Facultative Cessions:

                                      Any changes shall be subject to the Reinsurer's approval.

                               For plan changes and  replacements  which are made in accordance  with the Company's new  business  underwriting  rules,  the  reinsurance  terms  shall be agreed by the
                               Company and the Reinsurer.
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
                               Increase in Amount and Reunderwriting

                               (a)    Automatic Cessions

                                      Any   reunderwriting,   including   any   change  in  rating  or  class,   or
                                      non-contractual  increase in amount at risk for any cession  shall be subject to the  Company's  full new business  issue  underwriting  rules or as agreed otherwise  with the  Reinsurer.  If the amount of the policy  shall  increase above the jumbo limit  (Exhibit E) or if the amount to be  reinsured  exceeds the  automatic  coverage  limits,  the  increase  shall  be  subject  to  the
                                      Reinsurer's approval.

                               (b)    Facultative Cessions

                                      Any  non-contractual  increase  or  reunderwriting,  including  any change in rating or class, shall be subject to the Reinsurer's approval.

                               Reductions and Cancellations

                               If all or any part of the original  amount of insurance  upon which  reinsurance  is based  shall  be  reduced  in  amount  or  terminated,  or if all or any part of the original  insurance in force at the date reinsurance was effected and not covered by previous  reinsurance  shall be  reduced  in amount  or  terminated,  the  amount of reinsurance  shall be reduced by a like amount as of the date of such  reduction  or termination;  in no case,  however,  shall the  Company be required to assume a risk for an amount in excess of its regular  retention for the age at issue and mortality rating of the policy under which  reinsurance  is being  terminated.  If reinsurance has been  effected  in more  than one  company,  the  reduction  in the  reinsurance carried by the  Reinsurer  shall not exceed that  proportion  of the total amount of reduction which the  reinsurance  carried by the Reinsurer bears to the total amount reinsured.
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
                               The above  Reduction and  Cancellation  terms shall not apply to fluctuations in the amount at risk  caused by the normal  workings  of the cash value fund in  Universal
                               Life type plans. All such fluctuations  shall be shared in such a way as to maintain the original proportion of reinsurance.

                               Extended Term

                               Reinsurance  on policies  changed to an  extended  term basis shall be subject to an additional extra premium of one table.

                               Special Changes

                               If any special or unusual  change,  which is not covered  above and which may affect the terms of the cession in question,  is requested,  the Reinsurer's approval shall be obtained before such a change becomes effective.

Lapses                         When a reinsured policy lapses,  the cession in question shall be cancelled.  If the
                               Company allows  extended or paid-up  insurance  following a lapse,  the  reinsurance will be appropriately  amended.  If the Company allows the policy to remain in force under its  automatic  premium  loan  regulations,  the  reinsurance  shall  continue unchanged  and in force as long as such  regulations  remain  in  effect,  except as provided for otherwise in this Agreement.

Reinstatements                 If a policy  reinsured on an automatic  basis is reinstated  in accordance  with its terms or the rules of the Company set out in Exhibit A-II, the reinsurance  shall be reinstated  automatically by the Reinsurer.  Notification of reinstatement  shall be mailed  to the  office  of the  Reinsurer  not  later  than  four  weeks  after  the reinstatement  of the  original  policy.  The  approval  of the  Reinsurer  must  be obtained before any policy reinsured on a facultative basis may be reinstated.
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
Minimum Cession                For  Universal  Life type plans where the amount at risk  fluctuates,  a minimum of
                               [dollar amount] of reinsurance  shall be kept in force,  notwithstanding  any terms to the contrary,  until the time the  reinsurance  may be cancelled  permanently in full according to the terms of this Agreement (e.g.  lapse,  reduction,  etc.). For other plans,  the minimum  initial  amount to be  reinsured  shall be as set out in
                               Exhibit  C.  Reinsurance  under this  Agreement  shall be  cancelled  automatically whenever  the net amount at risk becomes  less than the Minimum  Final  Reinsurance
                               Limit set out in Exhibit C.

                               If the Minimum Final Reinsurance  Limit is increased,  the new limit shall not apply to any cessions  existing at the time of the increase  until they have been in force for at least five years.

Unearned Premium               The Company shall take credit,  without interest,  for any unearned premiums, net of allowances,  arising due to reductions  or  cancellations  or death  claims,  in its account.  The  Company  shall pay the  balance of arrears  of  premiums  due under a reinstated  cession.  In the event of  termination,  lapse or death claim,  unearned premiums,  net of  allowances  and policy  fees,  will be refunded  according to the following formula:

                               Number of days to next policy anniversary
                               -----------------------------------------  x premium
                                                  365
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                                      -17-

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
                                                                  ARTICLE VIII
Increase in Retention          The  reinsurance  under  this  Agreement  shall  be  maintained  in  force  without reduction except as specifically provided for elsewhere in this Agreement.

                               The Company may increase  its limits of  retention  on new business  being issued at any time by giving  written  notice to the  Reinsurer of the new limits of retention and the effective date of such new retention schedule.

                               The Company's retention limits are set out in Exhibit D.

Recapture                      The  Company  may apply the new limits of  retention  to  existing  reinsurance  and reduce reinsurance in force in accordance with the following rules.

                               (a)    The Company  shall give the  Reinsurer  written  notice of its  intention  to apply the new limits of retention to existing business.

                               (b)    Such  reductions  shall  be  made on the  next  anniversary  of each  cession affected but no reduction  shall be made until such  reinsurance  has been in force for the period stated in Exhibit C.

                               (c)    A reduction  may be made only if the Company  retained  its maximum  limit of retention for the plan,  age and mortality  rating at the time the policy was issued.
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
                               (d)    Any class of fully  reinsured  business or any classes of risks for which the
                                      Company  established special retention limits less than the Company's maximum retention  limits  for the  plan,  age and  mortality  rating at the time the policy was issued, are not eligible for reduction.

                               (e)    A reduction  may be made only if the  Company  has  applied  its  increase in retention in a consistent  manner to all  categories of its normal  retention limits.  No reduction shall be made if the Company has stop loss  reinsurance for the business covered hereunder.

                               In applying  its new  retention to existing  reinsurance,  the rating at the time of issue and the issue age of the existing  reinsurance  shall be used to determine the amount of the Company's new retention.

                               Recapture  as  provided  herein  shall  be  optional  with the  Company,  but if any reinsurance  is  recaptured,  all  reinsurance  eligible  for  recapture  under  the provisions of this Article must be recaptured.

                               If there is  reinsurance in other  companies on risks  eligible for  recapture,  the necessary reduction is to be applied pro rata to the total outstanding reinsurance.

                               The Reinsurer  shall not be liable,  after the effective date of recapture,  for any cessions or portions of such cessions eligible for recapture,  which the Company has overlooked.  The  Reinsurer  shall be  liable  only for a  credit  of the  premiums, received  after the  recapture  date,  less any  commission or allowance and without interest.
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
                               If there is a Waiver of Premium (W.P.) claim in effect when  recapture  takes place, the W.P. claim shall stay in effect until the W. P. claim terminates.  The Reinsurer shall not be liable for any other benefits,  including the basic life risk, that are eligible for recapture.  All such eligible  benefits shall be recaptured as if there was no W.P. claim.

                               If there is an  extension  of that W. P.  claim  under  the  terms of the  Company's policy,  the  Reinsurer  shall  pay its  share of the W. P.  benefit,  provided  the
                               Company  pays to the  Reinsurer  all W. P.  premiums for the period from the date of recapture.
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                                      -20-

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
                                                                   ARTICLE IX

Claims                         The  Reinsurer  shall be liable  to the  Company  for the  benefits  reinsured  and reinsurance  shall not exceed the Company's  contractual  liability under the terms of its policies.  However, payment of death claims by the Reinsurer shall be in one lump sum regardless of the mode of settlement under the original policy.

                               Copies of all  underwriting  and claims papers shall be mailed  immediately  by the
                               Company to the Reinsurer.  The  settlement  made by the Company shall be binding on the Reinsurer,  however,  for claims made during the  contestable  period or in any case where the total amount of  reinsurance  ceded to the Reinsurer is greater than the amount retained by the Company,  or if the Company  retained less than, or none of, its usual  retention  on the basic plan or  supplementary  benefits and riders, then all papers in  connection  with the claim shall be submitted to the  Reinsurer and the  Company  shall  wait for up to ten days from the date of  mailing  for the
                               Reinsurer's  recommendation  before conceding liability or making settlement to the claimant.

                               The  Company  shall  provide  the  Reinsurer  with all  further  reports and papers required by the Reinsurer for its consideration of the claim.

                               Should any claim be settled on a reduced  compromise  basis,  or should a contested claim  be  settled  for  a  reduced  sum,  the  Company  and  the  Reinsurer  shall participate in such reductions in proportion to their respective  liabilities under the policy or policies reinsured.

                               Likewise  shall any special  expense  for  investigative  or legal fees  (excluding compensation of salaried employees) be shared.

                               In the event that the Reinsurer does not deem it advisable to contest a claim, and pays the Reinsurer's share of the death benefit, the Reinsurer shall not be liable for any special expenses incurred by the Company in contesting the claim.

                               The  Reinsurer  shall  indemnify  the  Company  for  the  amount  of  the  Company's contractual  insurance  reinsured  hereunder.  The liability of the Reinsurer  shall commence  simultaneously  with  that of the  Company  for  all  cessions  ceded  and accepted by the Reinsurer in accordance with the terms of this Agreement.

                               The Reinsurer is not liable for extracontractual  damages, such as punitive damages, bad faith  damages or other  damages  which may arise from the acts or  omissions of the  Company  in its  conduct  with its own  insured,  policyowner,  beneficiary  or assignee of the policy or others.

                               In the event of an increase or  reduction in the amount  payable  under a policy due to misstatement in age, the proportionate  liabilities  hereunder shall be the basis for  determining  each party's  share of any increase or reduction in  settlement of the claim.  The  Reinsurance  Cession shall be rewritten  from  commencement  on the basis of the  adjusted  amounts  using  premiums  and amounts at risk at the correct ages, and proper  adjustment for the  difference in  reinsurance  premiums,  without interest, shall be made.

                               The  Reinsurer  shall pay to the  Company  premiums  at the rate  applicable  to the original policy for the life and supplementary  benefits reinsured  hereunder on any policy  approved for a waiver of premium claim,  provided  always that the waiver of premium benefit applicable to such benefits has been reinsured hereunder.

                                                                    ARTICLE X
Oversights                     It is agreed  that in the event  that any  unintentional  or  accidental  failure to comply  with  the  terms  of this  Agreement  can be  shown  to be the  result  of a misunderstanding,  oversight or clerical  error,  both parties  shall be restored to the  position  they would  have  occupied  had the  misunderstanding,  oversight  or clerical error not occurred.

                               This  provision  shall  apply only to  misunderstandings,  oversights  or  clerical errors relating to the administration of reinsurance  covered by this Agreement and not to the  administration of the insurance provided by the Company to its insured.
                               Any  negligent  or  deliberate  acts or  omissions  by the  Company  regarding  the insurance  provided  are  the  responsibility  of the  Company  and  its  liability insurer, if any, but not that of the Reinsurer.

Arbitration                    Any controversy or claim arising out of or relating to this contract,  or the breach thereof,  shall be settled by  arbitration,  and the  arbitrators,  who shall regard this  Agreement  from the  standpoint of practical  business as well as the law, are empowered to determine as to the interpretation of the treaty obligation.

                               Each party shall appoint one  arbitrator and these two  arbitrators  shall select a third  arbitrator  within two weeks of the  appointment  of the second.  The second arbitrator  is to be selected  within two weeks  after the notice is provided  that the  first  arbitrator  is  selected.  If  either  party  declines  to  appoint  an arbitrator  or should  the two  arbitrators  not agree on the  choice of the third, then the  appointment  shall  be left to the  President  for the time  being of the
                               American Council of

                               Life Insurance.  All three arbitrators must be officers of Life Insurance Companies or Life Reinsurance  Companies,  excluding however,  officers of the two parties to this Agreement,  their affiliates or subsidiaries or past employees of any of these entities.  The place of meeting of the  arbitrators  shall be decided by a majority vote of the  arbitrators.  The written  decision  of a majority of the  arbitrators shall be final and binding on both  parties  and their  respective  successors  and assigns.  All costs of the  arbitration  and expenses  and fees of the  arbitrators shall be borne equally by the parties.

                               The  arbitrators  shall render a decision  within four months of the appointment of the  third  arbitrator,  unless  both  parties  agree  otherwise.  In the  event no decision  is rendered  within four  months,  new  arbitrators  shall be selected as above.

                               Alternatively,  if  both  parties  consent,  any  controversy  may  be  settled  by arbitration in accordance with the rules of the American Arbitration Association.

                               Judgement upon the award rendered by the  arbitrator(s) may be entered in any court having jurisdiction thereof.

                               It is  specifically  the intent of both parties that these  arbitration  provisions shall replace and be in lieu of any statutory arbitration provision,  if the law so permits.

                                                                   ARTICLE XI
Insolvency                     In the event of the  insolvency of either the Reinsurer or the Company,  any amounts owed by the  Company to the  Reinsurer  and by the  Reinsurer  to the  Company  with respect to this Agreement shall be set-off and only the balance shall be paid.

                               The  Reinsurer  shall be liable only for the amounts  reinsured  and shall not be or become  liable for any  amounts or  reserves  to be held by the  Company on policies reinsured under this Agreement.

                               All reinsurance  under this Agreement shall be payable by the Reinsurer  directly to the Company, its liquidator,  receiver or statutory  successor,  on the basis of the liability of the Company under the policy or policies  reinsured without  diminution because of the  insolvency of the Company.  It is understood,  however,  that in the event of such insolvency,  the liquidator or receiver or statutory  successor of the
                               Company shall give written  notice of the pendency of a claim against the Company on the  policy  reinsured  within a  reasonable  time  after such claim is filed in the insolvency  proceedings,  and that during the  pendency of such claim the  Reinsurer may  investigate  such claim and interpose,  at its own expense,  in the proceedings where such claim is to be  adjudicated,  any defense or  defenses  which it may deem available to the Company or its liquidator or receiver or statutory successor.

                               It is further  understood  that the expense thus incurred by the Reinsurer  shall be chargeable,  subject to court  approval,  against the Company as part of the expense of liquidation to the extent of a proportionate share of

                               the  benefit  which may  accrue  to the  Company  solely as a result of the  defense undertaken by the Reinsurer.  Where two or more  reinsurers are involved in the same claim and a majority  in interest  elect to  interpose  defense to such  claim,  the expense  shall  be  apportioned  in  accordance  with the  terms of the  reinsurance
                               Agreement as though such expense had been incurred by the Company.

                                                                   ARTICLE XII
Alterations to Agreement       Any  alteration  which may from time to time  become  necessary  in this  Agreement shall be made by addendum or by correspondence  attached to the Agreement embodying such  alterations  as may be agreed  upon and taken as part of this  Agreement  and equally binding.

Parties to                     This is an Agreement  solely between the Company and the Reinsurer.  The acceptance
Agreement                      of  reinsurance  here- under shall not create any right or legal  relation  between the  Reinsurer  and the insured,  beneficiary,  or any other party to any policy of the Company which may be reinsured hereunder.

Inspection of                  The  Reinsurer  shall have the right,  at any  reasonable  time,  to inspect at the
Records                        office of the Company all records,  books and  documents  relating to the insurance under this Agreement.

                                                                  ARTICLE XIII
Duration of Agreement          This  Agreement is effective as from the date set out in Exhibit A and is unlimited as to its duration.  It may be made  inapplicable  to future  insurances  either in whole or in part by either  party  giving at least  ninety (90) days notice to that effect by  registered  letter  addressed to the other party at its office as stated
                               on the first page of this  Agreement.  During the period of such  ninety  (90) days the Reinsurer  shall continue to  participate  in all  insurances  coming under the terms of this  Agreement.  Further,  the Reinsurer  remains liable for all cessions existing at the date of the  expiration set forth in the notice until their natural expiration,  unless the parties mutually decide otherwise or as specified otherwise in this Agreement.

Severability                   In the event  that any of the  provisions  herein  contained  shall be  invalid  or unenforceable,  such  declaration  or  adjudication  shall in no  manner  affect or impair the validity or the enforceability of the other and remaining  provisions of this Agreement and such other and remaining  provisions  shall remain in full force and effect as though such invalid or  unenforceable  provisions  or clauses had not been herein included or made a part of this Agreement.

Benefit                        Except as herein  otherwise  provided,  this  Agreement  shall be binding  upon the parties hereto and their respective successors and assigns.

Construction                   This Agreement  shall be construed and  administered in accordance with the laws of the State of New York and the rights and  obligations of this Agreement  shall,  at all times, be regulated under the laws of the State of New York.

Made in duplicate and executed by both parties.

Signed for and on behalf of IDS LIFE INSURANCE COMPANY OF NEW YORK

[ILLEGIBLE]

Albany, this                        day of                             ,19

Signed for and on behalf of [name of reinsurance company]

                   [signature]                              [signature]

[city and state of reinsurance company], this 7th day of May 1986


Prepared by    [signature]

                                                                     EXHIBIT A-I

                                BUSINESS COVERED

Effective Date:

October 1, 1985. The commencement dates for specific business are shown below.

Business Covered:

The policies, riders and supplementary benefits on the plans shown below with policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date are covered subject to any limitations shown below or elsewhere in this Agreement.

Limitations:

1. All policies on lives with surnames commencing with the letters H to P inclusive a re eligible for automatic and facultative coverage. (Policies on other lives may be offered on a facultative basis only.)

                                                             Commencement         Termination
Policies                  Form No.      Limitations              Date                 Date
--------                  --------      -----------              ----                 ----
Universal Life 50        (UL50)        Lives H to P        October 1, 1985
                                       as in 1. above

Universal Life 100       (UL100)       As above            As above

Riders

N/A

Supplementary Benefits

Waiver of Premium        A above       As above

                                                                    EXHIBIT A-II

                        COMPANY'S UNDERWRITING FORMS AND
                            EVIDENCE AND ISSUE RULES

The following information and items are to be included in this Exhibit by the Company.

1.     Policy Application Form and Part II

2.     Conditional Receipt and/or Temporary Receipt Forms

3.     Policy Delivery Rules and Reinstatement Rules

4.     Non-medical and Medical Requirements

5.     Underwriting Approval Limits

6.     Financial and Non-smoking Questionnaires

[logo]
                                                     APPLICATION FOR REINSURANCE                                           EXHIBIT B

                                                                 TO

                                                   [NAME OF REINSURANCE COMPANY]

                                                                FROM
           -------------------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------------------

           ---------------------------------------------------------------              ---------------        ------        -------
NAME                                                                            DATE                     AGE            SEX
                                                                              OF BIRTH
           ---------------------------------------------------------------              ---------------        ------        -------
           LAST NAME                 FIRST NAME            MIDDLE NAME
           -------------------------------------------------------------------------------------------------------------------------
PLAN                                                                           SMOKER |_|     NON SMOKER |_|     REUNDERWRITING |_|
           -------------------------------------------------------------------------------------------------------------------------

    CURR.  |_|             RESIDENCE FOR  |_|            POLICY  |_|             POLICY  |_|             PRELIMINARY  |_|
                            PREMIUM TAX                  NUMBER                   DATE                    TERM FROM

TYPE OF APPLICATION FACULTATIVE |_|  AUTOMATIC  |_|   PLACEMENT  |_|     SELF ADMINISTERED  |_|    TERMS YRT  |_|  COINSURANCE  |_|

DECREMENT         CASH    |_|   RESERVES   |_|       AGE    |_|      RETENTION CODE  |_|    FULL  |_|    REDUCED    |_|  NIL   |_|
                  VALUES                             BASIS

------------------------------------------------------------------------------------------------------------------------------------
      REINSURANCE AMOUNTS         BASIC LIFE COVERAGE       ADDITIONAL        WAIVER PREMIUM        ACCIDENTAL       OTHER BENEFITS
                                                           LIFE COVERAGE         BENEFIT          DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
  PREVIOUS INSURANCE IN FORCE --
                                 ---------------------------------------------------------------------------------------------------
  OF WHICH WE RETAINED --
                                 ---------------------------------------------------------------------------------------------------
  INSURANCE NOW APPLIED FOR --
                                 ---------------------------------------------------------------------------------------------------
  OF WHICH WE WILL RETAIN --
                                 ---------------------------------------------------------------------------------------------------
  REINSURANCE THIS CESSION --
                                 ---------------------------------------------------------------------------------------------------
  EXTRA PREMIUM --
                                 ---------------------------------------------------------------------------------------------------
  RATING IF SUBSTANDARD --
                                 ---------------------------------------------------------------------------------------------------
  COINSURANCE PREMIUM --
------------------------------------------------------------------------------------------------------------------------------------
  FOR YRT CASES STATE GROSS
  PREMIUMS AND EXPIRY AGES                                                        AMOUNT OF PREMIUM          ANNUAL DECREMENT
   FOR BENEFITS                WP             AD               OTHER              TO BE WAIVED:             FOR AMOUNT AT RISK
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               CONFIRMATION OF REINSURANCE PENDING (TO BE COMPLETED BY CEDING COMPANY)
                   WHEN POLICY PLACED, COMPLETE SECTION BELOW AND MAIL THIS PAGE TO [NAME OF REINSURANCE COMPANY].
                            THE [NAME OF REINSURANCE COMPANY] WILL THEN SEND A FORMAL REINSURANCE CESSION

   |_|       OUR POLICY PLACED AND REINSURANCE REQUIRED AS APPLIED FOR (OR AS QUOTED BY [NAME OF REINSURANCE COMPANY]).


   |_|                  OUR POLICY PLACED AND REINSURANCE REQUIRED, BUT WITH THE FOLLOWING CHANGES:
                        ---------------------------------------------------------------------------

                        ---------------------------------------------------------------------------

                                                                ------------------                --------------------
                                                          DATE                               BY
                                                                ------------------                --------------------

   PAGE 3
PRINTED IN CANADA (08/85)                                      [GRAPHIC OMITTED]

                                                                       EXHIBIT C
                                                                       Page 1

                             FOR UNIVERSAL LIFE PLAN

                                  GENERAL TERMS

1. RATES: The rates set out in Exhibit C ("Current Rate") shall be used for the reinsurance of any policy on a plan covered automatically provided that the total reinsurance amount, ceded annually to the Reinsurer on a facultative basis under this Agreement, does not exceed [percentage] of the total amount reinsured on an automatic basis.

      For the purpose of the above calculation, any cessions containing policy dates in the calendar year in question shall be included in the calculation. It Is understood that the Reinsurer's year-end records shall be used to determine the proportion of facultative business, and if the proportion exceeds [percentage] the Reinsurer reserves the right to adjust the reinsurance rates for facultative business.

2. PREMIUM TAX: The Reinsurer shall not make a separate reimbursement of premium tax.

3. RATE GUARANTEE: For technical reasons relating to deficiency reserve requirements, reinsurance rates contained in this Agreement cannot be guaranteed for more than one year, except that in no case may rates be increased beyond the appropriate one year term premiums calculated at [percentage] of the 1958 C.S.O. aggregate mortality table at [percentage] interest.

4.    MINIMUM INITIAL REINSURANCE LIMIT:

             [dollar amount] facultative.
             [dollar amount] automatic.

      MINIMUM FINAL REINSURANCE LIMIT: [dollar amount]

5.    REINSURANCE BASIS: The rates are on a non-participating basis.

6.    YRT RATES FOR CONVERSIONS: MG111 YRT rates.

7.    RECAPTURE PERIOD: [number] Years.

8. NET AMOUNTS AT RISK: If the death benefit is Option 2, the amount at risk will be the gross amount of reinsurance. When the death benefit is Option 1, the amount at risk win be the difference between the gross amount of reinsurance and the cash values applicable to the face amount reinsured.

                                                                       EXHIBIT C
                                                                       Page 2

                             FOR UNIVERSAL LIFE PLAN

                         INSTRUCTIONS FOR ADMINISTRATION

The  following   shall  apply  in   connection   with  the   administration   of
non-experience rated premium rates.

                                LIFE REINSURANCE

1. The life reinsurance rates are shown on a per thousand dollar basis. There shall be no policy fee payable. These rates shall be reduced by the following allowances:

                                           Non-Smoker      Smoker
                                          ------------  ------------
             First Year                   [percentage]  [percentage]
             2nd to 10th Year             [percentage]  [percentage]
             Thereafter                   [percentage]  [percentage]

2. For policies issued to lives aged 0 through 19, Non-smoker rates will not apply. The Smoker rates will be used for all insurance issued at ages 0 through 19 and will continue to be used until the insurance switches to a Smoker/ Non-smoker plan.

3. When a flat extra premium is payable for 5 years or less, an allowance of 10% of the gross flat extra charged by the Company will be made each year. When a flat extra premium is payable for more than 5 years, an allowance of 85% of the gross flat extra charged by the Company will be made in the first year and an allowance of 12 (1)/2% in each year thereafter.

4. The rates will apply to reinsurance amounts of up to $3,000,000 on any one life. Individual consideration will be given to the rate for any amounts over $3,000,000.

5. For Substandard risks issued at table ratings, multiply the above rates by the appropriate mortality factor.

                               Mortality                           Mortality
             Table Rating       Factor           Table Rating       Factor
         ------------------  -------------     -----------------  --------------
         1      OR       A    [percentage]     6     OR       F   [percentage]
         1.5            AA    [percentage]     7              G   [percentage]
         2               B    [percentage]     8              H   [percentage]
         2.5            BB    [percentage]     9              1   [percentage]
         3               C    [percentage]     10             j   [percentage]
         4               D    [percentage]     12             L   [percentage]
         5               E    [percentage]     16             P   [percentage]

6. All business will be reinsured on a Smoker/ Non-smoker basis, and the Company will indicate to the Reinsurer any policy that is issued on a Non-Smoker basis. If there is no such indication, the policy will be processed on a Smoker basis.

                                                                       EXHIBIT C
                                                                       Page 3

7. Conversions to UL50 or UL100 will be on a YRT basis on the rates set out in Exhibit C. The appropriate premium at the attained age shall be used and the policy year for the purpose of allowances shall be based on the duration of the original policy.

                           OTHER BENEFITS AND RATINGS

For Waiver of Premium, Accidental Death, Double Indemnity, Payor Death and Disability, Occupational, Aviation and Residence premiums, an allowance of [percentage] of the gross premium charged by the Company in the first year will be paid and an allowance of [percentage] in each year thereafter.

                                                                       EXHIBIT C
                                                                       Page 4

UL-50
RATE AND EXPENSE CHARGE TABLE          MALE

------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
                                ----------------------------------------------------------------------------------
             First Year                        Standard                                   Non-Smoker
             Annual Expenses    --------------------------------------   -----------------------------------------
   Att.      Charge Per         Current        Waiver of                   Current        Waiver of
   Age       $1000              Rate           Mo. Ded.         ADB        Rate           Mo. Ded.        ADB
------------------------------------------------------------------------------------------------------------------
      0
      1
      2
      3
      4
------------------------------------------------------------------------------------------------------------------
      5
      6
      7
      8
      9
------------------------------------------------------------------------------------------------------------------
     10
     11
     12
     13
     14
------------------------------------------------------------------------------------------------------------------
     15
     16
     17
     18
     19
------------------------------------------------------------------------------------------------------------------
     20
     21
     22
     23
     24
------------------------------------------------------------------------------------------------------------------
     25
     26
     27
     28
     29
------------------------------------------------------------------------------------------------------------------
     30
     31
     32
     33
     34
------------------------------------------------------------------------------------------------------------------
     35
     36
     37
     38
     39
------------------------------------------------------------------------------------------------------------------
     40
     41
     42
     43
     44
------------------------------------------------------------------------------------------------------------------

* First 12 months only and for the first 12 months of any subsequent increase in specified arnount.

                                                                       EXHIBIT C
                                                                       Page 5

UL-50
RATE AND EXPENSE CHARGE TABLE          MALE

------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
                                ----------------------------------------------------------------------------------
             First Year                        Standard                                   Non-Smoker
             Annual Expenses    --------------------------------------   -----------------------------------------
   Att.      Charge Per         Current        Waiver of                   Current        Waiver of
   Age       $1000              Rate           Mo. Ded.         ADB        Rate           Mo. Ded.        ADB
------------------------------------------------------------------------------------------------------------------
      45
      46
      47
      48
      49
------------------------------------------------------------------------------------------------------------------
      50
      51
      52
      53
      54
------------------------------------------------------------------------------------------------------------------
      56
      56
      57
      58
      59
------------------------------------------------------------------------------------------------------------------
      60
      61
      62
      63
      64
------------------------------------------------------------------------------------------------------------------
      65
      66
      67
      68
      69
------------------------------------------------------------------------------------------------------------------
      70
      71
      72
      73
      74
------------------------------------------------------------------------------------------------------------------
      75
      76
      77
      78
      79
------------------------------------------------------------------------------------------------------------------
      80
      81
      82
      83
      84
------------------------------------------------------------------------------------------------------------------
      85
      86
      87
      88
      89
------------------------------------------------------------------------------------------------------------------
      90
      91
      92
      93
      94
      95
------------------------------------------------------------------------------------------------------------------
 CIR                                                            Guaranteed                       Waiver Of
 Annual Cost of Insurance                                       Rate                              Mo. Ded.
 Per Unit                                                       --------------------------------------------------
 (Maximum - 10 Units)                                           [dollar amount]              [dollar amount]
------------------------------------------------------------------------------------------------------------------

* First 12 months only and for the first 12 months of any subsequent increase in specified arnount.

                                                                       EXHIBIT C
                                                                       Page 6

UL-50
RATE AND EXPENSE CHARGE TABLE                  FEMALE

------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
                                ----------------------------------------------------------------------------------
             First Year                        Standard                                   Non-Smoker
             Annual Expenses    --------------------------------------   -----------------------------------------
   Att.      Charge Per         Current        Waiver of                   Current        Waiver of
   Age       $1000              Rate           Mo. Ded.         ADB        Rate           Mo. Ded.        ADB
------------------------------------------------------------------------------------------------------------------
      0
      1
      2
      3
      4
------------------------------------------------------------------------------------------------------------------
      5
      6
      7
      8
      9
------------------------------------------------------------------------------------------------------------------
     10
     11
     12
     13
     14
------------------------------------------------------------------------------------------------------------------
     15
     16
     17
     18
     19
------------------------------------------------------------------------------------------------------------------
     20
     21
     22
     23
     24
------------------------------------------------------------------------------------------------------------------
     25
     26
     27
     28
     29
------------------------------------------------------------------------------------------------------------------
     30
     31
     32
     33
     34
------------------------------------------------------------------------------------------------------------------
     35
     36
     37
     38
     39
------------------------------------------------------------------------------------------------------------------
     40
     41
     42
     43
     44
------------------------------------------------------------------------------------------------------------------

* First 12 months only and for the first 12 months of any subsequent increase in specified amount.

                                                                       EXHIBIT C
                                                                        Page 7


UL-50
RATE AND EXPENSE CHARGE TABLE         FEMALE

------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
                                ----------------------------------------------------------------------------------
             First Year                        Standard                                   Non-Smoker
             Annual Expenses    --------------------------------------   -----------------------------------------
   Att.      Charge Per         Current        Waiver of                   Current        Waiver of
   Age       $1000              Rate           Mo. Ded.         ADB        Rate           Mo. Ded.        ADB
------------------------------------------------------------------------------------------------------------------
      45
      46
      47
      48
      49
 -----------------------------------------------------------------------------------------------------------------
      50
      51
      52
      53
      54
 -----------------------------------------------------------------------------------------------------------------
      55
      56
      57
      58
      59
 -----------------------------------------------------------------------------------------------------------------
      60
      61
      62
      63
      64
 -----------------------------------------------------------------------------------------------------------------
      65
      66
      67
      68
      69
 -----------------------------------------------------------------------------------------------------------------
      70
      71
      72
      73
      74
 -----------------------------------------------------------------------------------------------------------------
      75
      76
      77
      78
      79
 -----------------------------------------------------------------------------------------------------------------
      80
      81
      82
      83
      84
 -----------------------------------------------------------------------------------------------------------------
      85
      86
      87
      88
      89
 -----------------------------------------------------------------------------------------------------------------
      90
      91
      92
      93
      94
      95
 -----------------------------------------------------------------------------------------------------------------
 CIR                                                            Guaranteed                       Waiver Of
 Annual Cost of Insurance                                       Rate                              Mo. Ded.
 Per Unit                                                       --------------------------------------------------
 (Maximum - 10 Units)                                           [dollar amount]              [dollar amount]
 -----------------------------------------------------------------------------------------------------------------

* First 12 months only and for the first 12 months of any subsequent increase in specified amount.

                                                                       EXHIBIT C
                                                                       Page 8

UL-100
RATE AND SURRENDER CHARGE TABLE       MALE
-------------------------------------------------------------------------------------------------
                                                                                SURRENDER
             ANNUAL COST OF INSURANCE                                           CHARGE
             PER $1,000                                                         PER $1,000*
            -------------------------------------------------------------------------------------
             Guar.                 Standard                  Non-Smoker
------------ Cost          -------------------------------------------------
    Att.     Of            Current                   Current                               Non-
    Age      Ins.**        Rate       WMD     ADB    Rate        WMD     ADB    Standard   Smoker
-------------------------------------------------------------------------------------------------
     0
     1
     2
     3
     4
-------------------------------------------------------------------------------------------------
     5
     6
     7
     8
     9
------------------------------------------------------------------------------------------------
     10
     11
     12
     13
     14
------------------------------------------------------------------------------------------------
     I5
     16
     17
     18
     19
------------------------------------------------------------------------------------------------
     20
     21
     22
     23
     24
------------------------------------------------------------------------------------------------
     25
     26
     27
     28
     29
------------------------------------------------------------------------------------------------
     30
     31
     32
     33
     34
------------------------------------------------------------------------------------------------
     35
     36
     37
     38
     39
------------------------------------------------------------------------------------------------
     40
     41
     42
     43
     44
-------------------------------------------------------------------------------------------------

 * The Surrender Charge per $1,000 of specified amount is based on the insured's issue age. The Charge decreases over a 10 year period by 1/10 each year until it reaches zero at the end of year 10.

** This is the monthly guaranteed cost of insurance rate shown in the policy multiplied by 12.

                                                                       EXHIBIT C
                                                                       Page 9
UL-100
RATE AND SURRENDER CHARGE TABLE       MALE

-------------------------------------------------------------------------------------------------
                                                                                SURRENDER
             ANNUAL COST OF INSURANCE                                           CHARGE
             PER $1,000                                                         PER $1,000*
            -------------------------------------------------------------------------------------
             Guar.                 Standard                  Non-Smoker
------------ Cost          -------------------------------------------------
    Att.     Of            Current                   Current                               Non-
    Age      Ins.**        Rate       WMD     ADB    Rate        WMD     ADB    Standard   Smoker
-------------------------------------------------------------------------------------------------
     45          5.28      5.28     .48     .96       4.08     .36      .96   17.78      14.10
     46          5.76      5.76     .48     .96       4.44     .36      .96   18.48      14.64
     47          6.36      6.36     .48     .96       4.80     .36      .96   19.02      15.02
     48          6.96      6.84     .48     .96       5.16     .36      .96   19.66      15.50
     49          7.56      7.20     .60     .96       5.52     .48      .96   20.38      16.10
-------------------------------------------------------------------------------------------------
     50          8.28      7.68     .84     .96       6.00     .60      .96   21.02      16.58
     51          9.12      8.04     .96     .96       6.36     .72      .96   21.54      16.94
     52          9.96      8.40    1.08     .96       6.72     .84      .96   22.26      17.46
     53         10.92      8.88    1.32    1.08       7.20    1.08     1.08   22.92      17.90
     54         11.88      9.36    1.56    1.08       7.68    1.32     1.08   23.82      18.52
-------------------------------------------------------------------------------------------------
     55         13.08     10.20    1.92    1.08       8.16    1.68     1.08   24.46      18.86
     56         14.28     11.04    2.40    1.08       8.64    2.04     1.08   25.30      19.44
     57         15.60     12.00    2.88    1.08       9.48    2.52     1.08   26.14      20.04
     58         17.04     12.84    3.48    1.20      10.32    3.00     1.20   26.98      20.62
     59         18.72     13.80    4.08    1.20      11.28    3.60     1.20   27.66      21.00
-------------------------------------------------------------------------------------------------
     60         20.52     15.00     .00    1.20      12.48     .00     1.20   28.44      21.42
     61         22.44     16.32     .00    1.20      13.80     .00     1.20   29.32      21.88
     62         24.60     17.76     .00    1.32      15.12     .00     1.32   30.10      22.16
     63         26.88     19.56     .00    1.32      16.44     .00     1.32   31.06      22.56
     64         29.40     21.72     .00    1.32      17.88     .00     1.32   31.96      22.90
-------------------------------------------------------------------------------------------------
     65         32.28     24.24     .00    1.44      19.56     .00     1.44   32.56      23.00
     66         35.40     27.00     .00    1.56      21.36     .00     1.56   33.08      23.12
     67         38.76     30.00     .00    1.68      23.64     .00     1.68   33.52      23.36
     68         42.60     33.24     .00    1.80      26.28     .00     1.80   33.64      23.50
     69         46.68     36.72     .00    1.92      29.52     .00     1.92   33.74      23.62
-------------------------------------------------------------------------------------------------
     70         51.12     40.56     .00     .00      33.36     .00      .00   33.86      23.74
     71         55.80     44.64     .00     .00      37.44     .00      .00   33.98      23.86
     72         60.48     49.08     .00     .00      41.88     .00      .00   34.10      24.00
     73         65.52     54.00     .00     .00      46.68     .00      .00   34.22      24.24
     74         70.68     59.28     .00     .00      51.84     .00      .00   34.34      24.56
-------------------------------------------------------------------------------------------------
     75         76.44     64.92     .00     .00      57.48     .00      .00   34.46      24.56
     76         82.68     77.04     .00     .00      63.60     .00      .00   34.46      24.56
     77         89.88     77.52     .00     .00      70.20     .00      .00   34.46      24.56
     78         98.04     84.24     .00     .00      77.28     .00      .00   34.46      24.56
     79        107.04     91.32     .00     .00      85.20     .00      .00   34.46      24.56
-------------------------------------------------------------------------------------------------
     80        117.00     98.88     .00     .00      93.60     .00      .00   34.46      24.56
     81        127.68    106.80     .00     .00     102.60     .00      .00   34.46      24.56
     82        139.06    115.20     .00     .00     112.08     .00      .00   34.46      24.56
     83        150.96    124.08     .00     .00     122.04     .00      .00   34.46      24.56
     84        163.56    133.56     .00     .00     132.48     .00      .00   34.46      24.56
------------------------------------------------------------------------------------------------
     85        177.00    143.52     .00     .00     143.52     .00      .00   34.46      24.56
     86        191.16    155.40     .00     .00     155.40     .00      .00
     87        206.40    168.84     .00     .00     168.84     .00      .00
     88        222.96    184.08     .00     .00     184.08     .00      .00
     89        241.20    200.88     .00     .00     200.88     .00      .00
-------------------------------------------------------------------------------------------------
     90        261.72    219.72     .00     .00     219.72     .00      .00
     91        285.36    239.40     .00     .00     239.40     .00      .00
     92        313.08    261.12     .00     .00     261.12     .00      .00
     93        346.32    284.40     .00     .00     284.40     .00      .00
     94        386.76    309.36     .00     .00     309.36     .00      .00
-------------------------------------------------------------------------------------------------
 CIR                                               Guaranteed                     Waiver Of
 Annual Cost Of Insurance                          Rate                           Mo. Ded.
 Per Unit                                          ----------------------------------------------
 (Maximum - 10 Units)                                      $6.96                    $.24
-------------------------------------------------------------------------------------------------

 * The Surrender Charge per $1,000 of specified amount is based on the insured's issue age. The Charge decreases over a 10 year period by 1/10 each year until it reaches zero at the end of year 10.

** This is the monthly guaranteed cost of insurance rate shown in the policy multiplied by 12.

                                                                       EXHIBIT C
                                                                       Page 10

UL-100
Rate and Surrender Charge Table         Female

-------------------------------------------------------------------------------------------------
                                                                              Surrender
         Annual Cost of Insurance                                             Charge
         Per $1,000                                                           Per $1,000*
-------------------------------------------------------------------------------------------------
           Guar.                 Standard                  Non-Smoker
---------- Cost          -------------------------------------------------
  Att.     Of            Current                   Current                               Non-
  Age      Ins.**        Rate       WMD     ADB    Rate        WMD     ADB    Standard   Smoker
-------------------------------------------------------------------------------------------------
   0
   1
   2
   3
   4
-------------------------------------------------------------------------------------------------
   5
   6
   7
   8
   9
-------------------------------------------------------------------------------------------------
  10
  11
  12
  13
  14
-------------------------------------------------------------------------------------------------
  15
  16
  17
  18
  19
-------------------------------------------------------------------------------------------------
  20
  21
  22
  23
  24
-------------------------------------------------------------------------------------------------
  25
  26
  27
  28
  29
-------------------------------------------------------------------------------------------------
  30
  31
  32
  33
  34
-------------------------------------------------------------------------------------------------
  35
  36
  37
  38
  39
-------------------------------------------------------------------------------------------------
  40
  41
  42
  43
  44
-------------------------------------------------------------------------------------------------

 * The Surrender Charge per $1,000 of specified amount is based on the insured's issue age. The Charge decreases over a 10 year period by 1/10 each year until it reaches zero at the end of year 10.

** This is the monthly guaranteed cost of insurance rate shown in the policy multiplied by 12.

                                                                       EXHIBIT C
                                                                       Page 11

UL-100
Rate and Surrender Charge Table          Female

-------------------------------------------------------------------------------------------------
                                                                              Surrender
         Annual Cost of Insurance                                             Charge
         Per $1,000                                                           Per $1,000*
-------------------------------------------------------------------------------------------------
           Guar.                 Standard                  Non-Smoker
---------- Cost          -------------------------------------------------
  Att.     Of            Current                   Current                               Non-
  Age      Ins.**        Rate       WMD     ADB    Rate        WMD     ADB    Standard   Smoker
-------------------------------------------------------------------------------------------------
    45
    46
    47
    48
    49
-------------------------------------------------------------------------------------------------
    50
    51
    52
    53
    54
-------------------------------------------------------------------------------------------------
    55
    56
    57
    58
    59
-------------------------------------------------------------------------------------------------
    60
    61
    62
    63
    64
-------------------------------------------------------------------------------------------------
    65
    66
    67
    68
    69
-------------------------------------------------------------------------------------------------
    70
    71
    72
    73
    74
-------------------------------------------------------------------------------------------------
    75
    76
    77
    78
    79
-------------------------------------------------------------------------------------------------
    80
    81
    82
    83
    84
-------------------------------------------------------------------------------------------------
    85
    86
    87
    88
    89
-------------------------------------------------------------------------------------------------
    90
    91
    92
    93
    94
-------------------------------------------------------------------------------------------------
 CIR                                               Guaranteed                     Waiver Of
 Annual Cost Of Insurance                          Rate                           Mo. Ded.
 Per Unit                                          ----------------------------------------------
 (Maximum - 10 Units)                               [dollar amount]            [dollar amount]
-------------------------------------------------------------------------------------------------

 * The Surrender Charge per $1,000 of specified amount is based on the insured's issue age. The Charge decreases over a 10 year period by 1/10 each year until it reaches zero at the end of year 10.

** This is the monthly guaranteed cost of insurance rate shown in the policy multiplied by 12.

                                                                       EXHIBIT D

                      THE CEDING COMPANY'S RETENTION LIMITS

                    Life, Waiver of Premium, Accidental Death

                            Listed by Age and Rating

Life:

             Ages                  A                  B               C
             ----            --------------    ---------------  --------------

             0 - 55           [percentage]       [percentage]    [percentage]
             56 - 65          [percentage]       [percentage]    [percentage]
             66 and over      [percentage]       [percentage]    [percentage]

A. Standard through [percentage] or Table D including lives rates on flat extra basis (temporary or permanent), [dollar amount] or less per [dollar amount].

B.    Higher ratings than those in A.

      Spillover:  IDS, in addition to the  amounts  shown  above,  win retain an
      additional   [percentage]  of  each  amount  whenever  possible  to  avoid reinsurance of small amounts.

C. For military aviation risks, the Company retains one-half of all policies of [dollar amount] or more. If two plans are involved, the Company retains one-half of each plan. If the first year decreased amount at risk is under [dollar amount], the Company shall retain the entire amount. However, if there is previous military reinsurance, the Company shall retain one-half of all new cases regardless of the first year risk amount.

W.P.:

      Corresponding to life risk retained.

A.D.:

      Not Reinsured.

                                                                       EXHIBIT E

                   THE REINSURER'S AUTOMATIC ACCEPTANCE LIMITS

Life:

      The Reinsurer agrees to accept up to 9 times the amount retained by the Company but not more than the following limits on any one life:

                         Standard(100%) through        Table 5(225%) through
             Ages             Table 4(200%)                Table 12(400%)
             ----       ---------------------------   --------------------------

             All ages         [dollar amount]              [dollar amount]

W.P.:

      Any amount in excess of the Company's retention but not exceeding an amount corresponding to the life insurance automatically reinsured.

Jumbo Limit:

      Life: $5,000,000 inforce and applied for on any one life. ----

      W.P.: (i)  Plans with an Increasing Premium Feature

                     Issue Ages            Initial Face Amount
                     ----------            ----------------------

                     Under 40                  [dollar amount]
                     40 - 49                   [dollar amount]
                     50 and over               [dollar amount]

            (ii) Other plans - [dollar amount] of annual premium to be waived.

                                                                       EXHIBIT F

                    PREMIUM ACCOUNTING AND DATA NOTIFICATION

PREMIUM ACCOUNTING: The premium accounting details shall be sent to the Reinsurer each month in the summary as set out in Exhibit F, page 3.

DATA NOTIFICATION: The Company shall send to the Reinsurer the reports shown below at the times indicated below:

       Report                                             Frequency        Due Date           Example Reference
       ------                                             ---------        --------           -----------------
1.  Reinsurance Ceded                                       Monthly        21st               Exhibit F, page 2
2.  Summary Report                                          Monthly        21st               Exhibit F, page 3
3.  Scheduled Increases and Decreases, Termination          Monthly        21st               Exhibit F, page 4
    Summary
4.  Movement Summary                                        Annually       January 21st       Exhibit F, page 5
5.  Valuation Reserve Certification                         Annually       January 21st       Exhibit F, page 6
6.  Quarterly Valuation Reserve                             Quarterly      21 days after      Exhibit F, page 7
                                                                           quarter

PRELIMINARY ADVICE: If the reinsurance ceded report is not being sent on a monthly basis, the Company will send the Reinsurer each month a list of all policies being reinsured automatically for more than $250,000.

ERRORS AND OMISSIONS: Should any items be inadvertently omitted from or entered in error on an account or tabulation, such omissions or errors shall not affect the liability of the Reinsurer in regard to any cession and the mistakes shall be rectified upon discovery.

PRELIMINARY ESTIMATES:

First Three Quarters' Reserves

An estimate is required within 10 days after the close of each of the first 3 quarters. Actual reserve figures are required within 21 days after the end of each quarter.

Year End Figures

By October 31st of each year the Company shall provide the Reinsurer with an estimate of the premiums, commissions and the amount of reserves for the reinsurance to be in force under this Agreement as of December 31st of the current year. The Company shall advise the Reinsurer of any change that will materially change such estimate and send the Reinsurer a revised estimate by December 15th of the current year.

RESERVES: The Company shall advise the Reinsurer of the reserve figures for the first 3 quarters of each year as provided above.

The Company shall advise the Reinsurer by January 21st of each year of the amount of reserves calculated on the reinsurance in force under this Agreement as of December 31st of the preceding year and will also indicate the valuation method used. These reserves shall be certified by the Company's valuation actuary.

                                                                       EXHIBIT F
                                                                       Page 2


               REINSURANCE CEDED TO [name of reinsurance company]

       FROM _________________________________________________________

       PLAN _________________________________________________________

       POLICY EXHIBIT MONTH ENDING __________________________________

       TRANSACTION TYPE _____________________________________________

                                                                                     Premiums               Commissions        Net
                                     S  O R  F  D                            -------------------------  -------------------   ------
       Policy   Att            Eff.  E  P T  L  R   S A        Reins  Reins                       (1)                  (11)   Total
Name     No.    Age  DOB  DOI  Date  X  T G  T  N   N F  S.I.   AAR    ADB   Base   EP WP   ADB  Total  Base  EP  ADB  Total  (1-11)
----   -------  ---  ---  ---  ----  -  - -  -  -   - -  ---- -----  ------  ----   -- --   ---  -----  ----  --  ---  -----  ------

                                                                       EXHIBIT F
                                                                       Page 3

            TRANSACTION TYPE ________________________________________

            SUMMARY REPORT FOR MONTH ENDING _________________________

                                                      Premiums                                  Commissions                 Net
             No. of   Current       ------------------------------------------  -------------------------------------- ------------
            Policies  Reins. AAR    Basic     EP      WP      ADB   Total (I)   Basic     EP     WP   ADB   Total (II) Total (I-II)
            --------  ----------    -----     --      --      ---   ---------   -----     --     --   ---   ---------- ------------
NSM Auto

NSM Fac

SM Auto

SM Fac

Total

                                                                       EXHIBIT F
                                                                       Page 4

I.     SUMMARY OF SCHEDULED INCREASES

       FOR MONTH ENDING
                        --------------

          NO. OF POLICIES                           AMOUNT OF INCREASE
         -----------------                          ------------------
         SM            NSM                          SM             NSM

II.    SUMMARY OF SCHEDULED DECREASES

       FOR MONTH ENDING
                        ---------------

          NO. OF POLICIES                           AMOUNT OF INCREASE
         -----------------                          ------------------
         SM            NSM                          SM             NSM

III.   TERMINATION SUMMARY

       DURATION SINCE ISSUE            NO. OF POLICIES     REINSURANCE AMOUNT
       --------------------            ---------------     ------------------
                                       SM          NSM      SM            NSM

       -  12 months or less

       -  24 months or less, but
          greater than 12 months

       -  36 months or less, but
          greater than 24 months

       -  Greater than 36 months

       -  TOTAL

                                                                       EXHIBIT F
                                                                       Page 5


                           SUMMARY OF POLICY MOVEMENTS

                          FOR YEAR ENDING _____________

                                      No. of Policies     Reinsurance Amount
                                      ---------------     ------------------
                                      SM          NSM     SM             NSM


BEGINNING INFORCE

NEW BUSINESS

REVIVED

UNSCHEDULED INCREASES

BONUS ADDITIONS

REINSTATEMENTS

OTHER ONS

DEATHS

EXPIRY (MATURITY)

SURRENDER

UNSCHEDULED DECREASES

LAPSES

RECAPTURES

OTHER OFFS

ENDING INFORCE

                                                                       EXHIBIT F
                                                                       Page 6

                       VALUATION RESERVE CERTIFICATION FOR
                       SELF-ADMINISTERED BUSINESS CEDED TO
                          [name of reinsurance company]
                             FROM (NAME OF COMPANY)

I, (name of valuation actuary), as the valuation actuary of the above named company certify that the following amounts are correct as at December 31, 19xx.

Plan:

Inforce Reinsured Amount:

Inforce Number of Policies:

Valuation Reserve as at December 31, 19xx:


                                                                       Reserve
Type                                           Reserve Basis            Amount
----                                           -------------          ----------
Life

WP

Accidental Death

Total

Signature:
Actuarial Designation:

Title:

Date:

                                                                       EXHIBIT F
                                                                          Page 7


                           QUARTERLY VALUATION RESERVE
                       SELF-ADMINISTERED BUSINESS CEDED TO
                          [name of reinsurance company]
                             FROM (NAME OF COMPANY)

For Quarter Ending:

An estimate is required within 10 days after the close of each of the first 3 quarters and by October 31st for the December 31st estimate. Actual reserve figures are required within 21 days after the end of each quarter. For the fourth quarter actual reserve figures, please use the certification form instead of this form.

Plan:

Inforce Reinsured Amount:

Inforce Number of Policies:

Valuation Reserve as at:                     19xx:

                                                                 Reserve
Type                                    Reserve Basis            Amount
----                                    -------------            ------
                                                          Estimate       Actual
                                                          --------       ------

Life

WP

Accidental Death

Total

Signature:

Actuarial Designation:

Title:

Date: